SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

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                           Date of Report: Dec 1, 2004

                           Limelight Media Group, Inc.
               (Exact Name of Registrant as Specified in Charter)

           Nevada                        0-09358                88-0441338
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(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                File Number)          Identification No.)


8000 Centerview Parkway, Suite 115, Memphis, TN                      38018
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  (Address of principal executive offices)                         (Zip code)

Registrant's telephone number, including area code: (901) 757-0195
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Item 8.01

On Nov 12, 2004, the Board of Directors met. The Board of Directors re-appointed David V. Lott as President of Limelight Media Group, Inc. Mr. Lott will serve as President in addition to the duties as Chief Executive Officer and Chairman of the Board of Directors. The Board of Directors also accepted the resignation of John Fraier as Chief Financial Officer.

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                                   SIGNATURES
         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                                     LIMELIGHT MEDIA GROUP, INC.
Date: Dec 1, 2004
                                                     By: /s/ David V. Lott
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                                                     Name: David V. Lott
                                                     Its: Director
                                                     By: /s/ Phil Worack
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                                                     Name: Phil Worack
                                                     Its: Director